EMPLOYMENT CONTRACT
                                  (Translation)


Parties to the Contract :

A. Hang Fung Jewellery Co., Ltd., its business address is at Unit 302-303A, 3/F., Fu Hang Industrial Building, 1 Hok Yuen Street East, Hung Hom. ("Party A")

B.   Mrs. Lam Chan Yam Fai, H.K.I.D. No. G293329(1)

     1.   Title and Period of Employment

          Title                              :     Director
          Commencement of Employment         :     January 1, 1994
          Employment period                  :     10 years

     2.   Terms of Contract

          Mrs. Lam Chan Yam Fai is responsible for the internal and external management, operations and stratagic planning of the Company.

     3.   Remuneration

          - Salary per annum is HK$280,000.00

          - Increment rate is 30% per annum

     4.   Annual Leave and Welfare

          - Public holidays.

          - Annual leave of 14 days.

          - Housing allowance.

          - Other welfare scheme determined by the Board of Directors.


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Signed and Agreed by:




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Hang Fung Jewellery Co., Ltd.           Mrs. Lam Chan Yam Fai


Date : January 1, 1994


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